                                                                                                                                  Exhibit 10.4

PATENT SECURITY AGREEMENT

            THIS PATENT SECURITY AGREEMENT (this “Agreement”) is made May 17, 2012, by UNILENS CORP. USA, a Delaware corporation (“Grantor”), having an address of Nemours Building, 1007 Orange Street, Suite 1410, Wilmington, Delaware 19801 in favor of HANCOCK BANK, a Mississippi state chartered bank (“Grantee”), having an address of 100 Second Avenue North, Suite 200, St. Petersburg, Florida 33701.

RECITALS

A.        Grantor desires to grant, and Grantee desires to obtain a first priority lien and security interest on the Patent Collateral (as defined below) as security for: (i) the Revolving Line of Credit Note in the original principal amount of $1,500,000.00 dated on or about the date hereof made by Grantor and others in favor of Grantee; (ii) the Commercial Term Note in the original principal amount of $3,500,000.00 made by Grantor and others in favor of Grantee; and (iii) the Merchant Loan in the principal amount of $250,000.00 by Grantor and others in favor of Grantee; all as defined in that certain Credit and Security Agreement dated as of the date hereof, between Grantor, Grantee, and others (the “Credit Agreement”).

B.        Grantee desires to have Grantee’s lien and security interest in the Patent Collateral confirmed by a document identifying that security interest and in such form as may be recorded in the United States Patent and Trademark Office.

AGREEMENTS

            Now, therefore, with the foregoing Recitals deemed incorporated into and made a part of this Agreement by reference, and in consideration of the mutual promises and obligations set forth below, the parties intending to be legally bound, agree as follows:

1.                  Assignment.  In consideration of Ten and No/100 Dollars ($10.00) and for other good, valuable, and sufficient consideration, the receipt of which is hereby acknowledged by Grantor, and to secure the above-described obligations, Grantor does hereby collaterally assign and grant to Grantee a lien and security interest in:

(a)                All of Grantor’s right, title, and interest in and to (i) the United States Letters patent and the inventions described and claimed therein set forth on Schedule A attached hereto and any future patents (collectively, the “Patents”); (ii) the applications for Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters patent that may be issued on any of those applications and any future Patent applications (collectively, the “Applications”); (iii) any reissue, extension, division, or continuation of the Patents or the Applications (the “Reissued Patents”); (iv) all future royalties or other fees paid or payment or payments made or to be made to Grantor in respect to the Patents; and (v) proceeds of any and all of the foregoing (the Patents, Applications, Reissued Patents, and royalties and proceeds being herein referred to collectively as the “Patent Rights”), and

(b)               All rights, interests, claims and demands that Grantor has or may have in existing and future profits and damages for past and future infringements of the Patient Rights (the “Claims”) (the Patent Rights and Claims collectively referred to as the “Patent Collateral”).

2.                  Grantor’s Warranty.

(a)                Grantor is the true and lawful exclusive owner of the Patent Rights set forth on Schedule A, including all rights and interests herein granted;

(b)               The Patent Collateral is valid and enforceable;

(c)                Grantor has full power and authority to execute and deliver this Agreement;

(d)               Grantor has no notice of any suits or actions commenced or threatened against Grantor, or notice of Claims asserted or threatened against Grantor, with reference to the Patent Rights and the interests granted herein; and

(e)                The Patent Rights and all interests granted herein are so granted free from all liens, charges, claims, options, licenses, pledges, and encumbrances of every kind and character.

3.                  Grantor’s Further Covenants.  Grantor further covenants that, until all of the above-described obligations have been satisfied in full, Grantor will:

(a)                Not enter into any agreement(s) including, without limitation, license agreements, which are inconsistent with Grantor’s undertakings and covenants under this Agreement or which restrict or impair Grantee’s rights hereunder; and

(b)               Maintain the Patent Collateral in full force and effect.

4.                  Use of Patent Rights; Licenses.  So long as this Agreement is in effect and so long as Grantor has not received notice from Grantee that an event of default has occurred under the Credit Agreement, and that Grantee has elected to exercise its rights hereunder, Grantor shall continue to have the exclusive right to use the Patent Rights and grant licenses with respect thereto as described in this Agreement.  Grantee shall have no right to assign, pledge, or otherwise transfer any interest in the Patent Rights to any other person.

5.                  Restrictions on Sale or Further Encumbrance.  Grantor agrees not to sell, assign, or further encumber Grantor’s rights and interests in the Patent Collateral without prior written consent of Grantee.

6.                  Grantee’s Rights on Default.  If an event of default shall occur under the Credit Agreement, Grantee, as the holder of a security interest under the Uniform Commercial Code as now or hereafter in effect in any applicable jurisdiction, may take such action as is permitted by law or equity, in Grantee’s sole discretion, to foreclose on or otherwise realize on the Patent Collateral covered hereby.  For those purposes, Grantor hereby authorizes and empowers Grantee to make, constitute, and appoint any officer or agent of Grantee as Grantee may select in Grantee’s sole discretion, as Grantor’s true and lawful attorney-in-fact with the power to endorse Grantor’s name on and/or file of record, all assignments, applications, documents papers, and instruments, whether signed by Grantor or by Grantee on Grantor’s behalf, necessary for Grantee or its transferee, successors, or assigns, to obtain title to and the right to use the Patent Collateral or to grant or issue any exclusive or nonexclusive license under the Patent Collateral to any other person or to assign, pledge, convey, or otherwise transfer title in or dispose of all or any part of the Patent Collateral to any other person.  Grantor hereby ratifies all that that attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable for the life of this Agreement.

7.                  Filing of Documents with Patent and Trademark Office.  Grantor shall at Grantor’s own expense, to the extent Grantor deems it necessary, diligently file and prosecute all Patent Applications relating to the inventions described and claimed in the Patent Collateral in the United States Patent and Trademark Office, and shall pay or cause to be paid in their customary fashion all fees and disbursements in connection therewith, and shall not abandon any such application before the exhaustion of all administrative and judicial remedies or disclaim or dedicate any Patent without the prior written consent of Grantee.  Grantor shall not abandon any Patent Collateral without the prior written consent of Grantee, which consent shall not be unreasonably withheld.

8.                  Fees, Costs and Expenses.  Any and all fees, costs, and expenses, including reasonable attorneys’ fees and expenses incurred by Grantee in connection with the preparation, modification, enforcement, or termination of this Agreement and all other documents relating hereto and to the consummation of this transaction, the filing and recording of any documents (including all taxes in connection therewith) in public offices, any taxes, counsel fees, maintenance fees, encumbrances, or costs otherwise incurred in defending or prosecuting any actions or proceedings arising out of or related aid the Patent Collateral, shall be paid by Grantor on demand by Grantee and, until paid, shall be added to the above-described obligations.

9.                  Suit to Enforce Patent Collateral.  Grantor shall have the right, with the prior written consent of Grantee, which consent shall not be unreasonably withheld, to bring suit in Grantor’s own name to enforce the Patent Collateral, in which case Grantee may, at Grantee’s option, be joined as a nominal party to the suit if Grantee shall be satisfied that joinder is necessary and that Grantee is not thereby incurring any risk of liability by that joinder.  Grantor shall promptly, on demand, reimburse and indemnify, defend, and hold Grantee harmless from all damages, costs, and expenses, including reasonable attorneys’ fees, incurred by Grantee pursuant to this paragraph and all other actions and conduct of Grantor with respect to the Patent Rights during the term of this Agreement.

10.              Modification; Waiver.  No modification or waiver of any provisions set forth in this Agreement shall be effective unless the same shall be in writing and signed by the party against whom enforcement is being sought.

11.              Expenses Incurred in Protecting Patent Collateral.  If Grantor fails to comply with any of Grantor’s understandings and covenants hereunder, Grantee may, at Grantee’s sole option, do so in Grantee’s name, but at Grantor’s expense.  Grantor agrees to reimburse Grantee in full for all expenses, including reasonable attorneys’ fees, incurred by Grantee in protecting, defending, enforcing, and maintaining the Patent Collateral.

12.              Termination of Grantee’s Interests in Patent Collateral.  On full and unconditional satisfaction of all Grantor’s obligations to Grantee, Grantee shall execute and deliver to Grantor all documents reasonably necessary to terminate Grantee’s interests in the Patent Collateral.

13.              Recordation of Agreement.  Grantor hereby acknowledges and agrees that this Agreement shall be recorded in the United States Patent and Trademark Office.

14.              Parties Bound.  This Agreement shall be binding on Grantor, Grantor’s successors, and assigns, and shall inure to the benefit of Grantee, its successors, and assigns.

15.              Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Florida.

16.              Other Agreements.  This Agreement should not be construed in any way to limit the rights of Grantee under the Credit Agreement.

            IN WITNESS WHEREOF, the Grantor has executed this Agreement at Wilmington, Delaware, on the day and year first above written.

UNILENS CORP. USA, a Delaware corporation

By: /s/ Michael J. Pecora
Michael J. Pecora, President

STATE OF DELAWARE                              )

COUNTY OF             New Castle                 )

            The foregoing instrument was acknowledged before me this 17th day of May, 2012 by Michael J. Pecora, President of UNILENS CORP. USA, a Delaware corporation, on behalf of the corporation, who is personally known to me or has produced ________ (state) driver’s license or ___________________________________ as identification.

My Commission Expires: 06/10/2012             /s/ Elizabeth Ann Beachell

                                                                      Notary Public (Signature)

(AFFIX NOTARY SEAL)                             Elizabeth Ann Beachell

                                                                       (Printed Name)

SCHEDULE A

1.         U.S. Patent No. 5,812,235 (Serial Number 08706231)

2.         U.S. Patent No. 5,691,797 (Serial Number 08588638)

3.         U.S. Patent No. 5,619,289 (Serial Number 08308065)

4.         U. S. Patent No. 7,828,435 (Serial Number 12699238)

PATENT SECURITY AGREEMENT

            THIS PATENT SECURITY AGREEMENT (this “Agreement”) is made May 17, 2012, by UNILENS VISION SCIENCES INC., a Delaware corporation (“Grantor”), having an address of Nemours Building, 1007 Orange Street, Suite 1410, Wilmington, Delaware 19801 in favor of HANCOCK BANK, a Mississippi state chartered bank (“Grantee”), having an address of 100 Second Avenue North, Suite 200, St. Petersburg, Florida 33701.

RECITALS

A.        Grantor desires to grant, and Grantee desires to obtain a first priority lien and security interest on the Patent Collateral (as defined below) as security for: (i) the Revolving Line of Credit Note in the original principal amount of $1,500,000.00 dated on or about the date hereof made by Grantor and others in favor of Grantee; (ii) the Commercial Term Note in the original principal amount of $3,500,000.00 made by Grantor and others in favor of Grantee; and (iii) the Merchant Loan in the principal amount of $250,000.00 by Grantor and others in favor of Grantee; all as defined in that certain Credit and Security Agreement dated as of the date hereof, between Grantor, Grantee, and others (the “Credit Agreement”).

B.        Grantee desires to have Grantee’s lien and security interest in the Patent Collateral confirmed by a document identifying that security interest and in such form as may be recorded in the United States Patent and Trademark Office.

AGREEMENTS

            Now, therefore, with the foregoing Recitals deemed incorporated into and made a part of this Agreement by reference, and in consideration of the mutual promises and obligations set forth below, the parties intending to be legally bound, agree as follows:

1.                  Assignment.  In consideration of Ten and No/100 Dollars ($10.00) and for other good, valuable, and sufficient consideration, the receipt of which is hereby acknowledged by Grantor, and to secure the above-described obligations, Grantor does hereby collaterally assign and grant to Grantee a lien and security interest in:

(a)                All of Grantor’s right, title, and interest in and to (i) the United States Letters patent and the inventions described and claimed therein set forth on Schedule A attached hereto and any future patents (collectively, the “Patents”); (ii) the applications for Letters Patent and the inventions described and claimed therein set forth on Schedule A hereto and any United States Letters patent that may be issued on any of those applications and any future Patent applications (collectively, the “Applications”); (iii) any reissue, extension, division, or continuation of the Patents or the Applications (the “Reissued Patents”); (iv) all future royalties or other fees paid or payment or payments made or to be made to Grantor in respect to the Patents; and (v) proceeds of any and all of the foregoing (the Patents, Applications, Reissued Patents, and royalties and proceeds being herein referred to collectively as the “Patent Rights”), and

(b)               All rights, interests, claims and demands that Grantor has or may have in existing and future profits and damages for past and future infringements of the Patient Rights (the “Claims”) (the Patent Rights and Claims collectively referred to as the “Patent Collateral”).

2.                  Grantor’s Warranty.

(a)                Grantor is the true and lawful exclusive owner of the Patent Rights set forth on Schedule A, including all rights and interests herein granted;

(b)               The Patent Collateral is valid and enforceable;

(c)                Grantor has full power and authority to execute and deliver this Agreement;

(d)               Grantor has no notice of any suits or actions commenced or threatened against Grantor, or notice of Claims asserted or threatened against Grantor, with reference to the Patent Rights and the interests granted herein; and

(e)                The Patent Rights and all interests granted herein are so granted free from all liens, charges, claims, options, licenses, pledges, and encumbrances of every kind and character.

3.                  Grantor’s Further Covenants.  Grantor further covenants that, until all of the above-described obligations have been satisfied in full, Grantor will:

(a)                Not enter into any agreement(s) including, without limitation, license agreements, which are inconsistent with Grantor’s undertakings and covenants under this Agreement or which restrict or impair Grantee’s rights hereunder; and

(b)               Maintain the Patent Collateral in full force and effect.

4.                  Use of Patent Rights; Licenses.  So long as this Agreement is in effect and so long as Grantor has not received notice from Grantee that an event of default has occurred under the Credit Agreement, and that Grantee has elected to exercise its rights hereunder, Grantor shall continue to have the exclusive right to use the Patent Rights and grant licenses with respect thereto as described in this Agreement.  Grantee shall have no right to assign, pledge, or otherwise transfer any interest in the Patent Rights to any other person.

5.                  Restrictions on Sale or Further Encumbrance.  Grantor agrees not to sell, assign, or further encumber Grantor’s rights and interests in the Patent Collateral without prior written consent of Grantee.

6.                  Grantee’s Rights on Default.  If an event of default shall occur under the Credit Agreement, Grantee, as the holder of a security interest under the Uniform Commercial Code as now or hereafter in effect in any applicable jurisdiction, may take such action as is permitted by law or equity, in Grantee’s sole discretion, to foreclose on or otherwise realize on the Patent Collateral covered hereby.  For those purposes, Grantor hereby authorizes and empowers Grantee to make, constitute, and appoint any officer or agent of Grantee as Grantee may select in Grantee’s sole discretion, as Grantor’s true and lawful attorney-in-fact with the power to endorse Grantor’s name on and/or file of record, all assignments, applications, documents papers, and instruments, whether signed by Grantor or by Grantee on Grantor’s behalf, necessary for Grantee or its transferee, successors, or assigns, to obtain title to and the right to use the Patent Collateral or to grant or issue any exclusive or nonexclusive license under the Patent Collateral to any other person or to assign, pledge, convey, or otherwise transfer title in or dispose of all or any part of the Patent Collateral to any other person.  Grantor hereby ratifies all that that attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable for the life of this Agreement.

7.                  Filing of Documents with Patent and Trademark Office.  Grantor shall at Grantor’s own expense, to the extent Grantor deems it necessary, diligently file and prosecute all Patent Applications relating to the inventions described and claimed in the Patent Collateral in the United States Patent and Trademark Office, and shall pay or cause to be paid in their customary fashion all fees and disbursements in connection therewith, and shall not abandon any such application before the exhaustion of all administrative and judicial remedies or disclaim or dedicate any Patent without the prior written consent of Grantee.  Grantor shall not abandon any Patent Collateral without the prior written consent of Grantee, which consent shall not be unreasonably withheld.

8.                  Fees, Costs and Expenses.  Any and all fees, costs, and expenses, including reasonable attorneys’ fees and expenses incurred by Grantee in connection with the preparation, modification, enforcement, or termination of this Agreement and all other documents relating hereto and to the consummation of this transaction, the filing and recording of any documents (including all taxes in connection therewith) in public offices, any taxes, counsel fees, maintenance fees, encumbrances, or costs otherwise incurred in defending or prosecuting any actions or proceedings arising out of or related aid the Patent Collateral, shall be paid by Grantor on demand by Grantee and, until paid, shall be added to the above-described obligations.

9.                  Suit to Enforce Patent Collateral.  Grantor shall have the right, with the prior written consent of Grantee, which consent shall not be unreasonably withheld, to bring suit in Grantor’s own name to enforce the Patent Collateral, in which case Grantee may, at Grantee’s option, be joined as a nominal party to the suit if Grantee shall be satisfied that joinder is necessary and that Grantee is not thereby incurring any risk of liability by that joinder.  Grantor shall promptly, on demand, reimburse and indemnify, defend, and hold Grantee harmless from all damages, costs, and expenses, including reasonable attorneys’ fees, incurred by Grantee pursuant to this paragraph and all other actions and conduct of Grantor with respect to the Patent Rights during the term of this Agreement.

10.              Modification; Waiver.  No modification or waiver of any provisions set forth in this Agreement shall be effective unless the same shall be in writing and signed by the party against whom enforcement is being sought.

11.              Expenses Incurred in Protecting Patent Collateral.  If Grantor fails to comply with any of Grantor’s understandings and covenants hereunder, Grantee may, at Grantee’s sole option, do so in Grantee’s name, but at Grantor’s expense.  Grantor agrees to reimburse Grantee in full for all expenses, including reasonable attorneys’ fees, incurred by Grantee in protecting, defending, enforcing, and maintaining the Patent Collateral.

12.              Termination of Grantee’s Interests in Patent Collateral.  On full and unconditional satisfaction of all Grantor’s obligations to Grantee, Grantee shall execute and deliver to Grantor all documents reasonably necessary to terminate Grantee’s interests in the Patent Collateral.

13.              Recordation of Agreement.  Grantor hereby acknowledges and agrees that this Agreement shall be recorded in the United States Patent and Trademark Office.

14.              Parties Bound.  This Agreement shall be binding on Grantor, Grantor’s successors, and assigns, and shall inure to the benefit of Grantee, its successors, and assigns.

15.              Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Florida.

16.              Other Agreements.  This Agreement should not be construed in any way to limit the rights of Grantee under the Credit Agreement.

            IN WITNESS WHEREOF, the Grantor has executed this Agreement at Wilmington, Delaware, on the day and year first above written.

UNILENS VISION SCIENCES INC., a Delaware corporation

By: /s/ Joan L.Yori
Joan L. Yori, Vice President

STATE OF DELAWARE                   )

COUNTY OF New Castle                 )

            The foregoing instrument was acknowledged before me this 17th day of May, 2012 by Joan L. Yori, as Vice President of UNILENS VISION SCIENCES INC., a Delaware corporation, on behalf of the corporation, who is personally known to me or has produced ________ (state) driver’s license or ___________________________________ as identification.

My Commission Expires: 06/10/2012             /s/ Elizabeth Ann Beachell

                                                                      Notary Public (Signature)

(AFFIX NOTARY SEAL)                            Elizabeth Ann Beachell

                                                                      (Printed Name)

SCHEDULE A

1.         U.S. Patent No. 5754270 (Serial Number 08746391